Exhibit 99.1

STR Holdings, Inc. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(unaudited)

All amounts in thousands

	As Reported June 30, 2011	QA Historical	QA Sale	Use of Cash	Notes	Pro Forma Total
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$95,377	$(8,000)	$283,000	$(344,110)	a,b	$26,267
Accounts receivable, trade, less allowances for doubtful accounts	57,856	(16,573)				41,283
Unbilled receivables	1,956	(1,956)				—
Inventories	44,716	—				44,716
Prepaid expenses	2,438	(1,498)				940
Deferred tax assets	3,235	(772)				2,463
Other current assets	7,532	(475)				7,057
Total current assets	213,110	(29,274)	283,000	(344,110)	a,b	122,726
Property, plant and equipment, net	84,959	(19,542)				65,417
Intangible assets, net	198,908	(50,779)				148,129
Goodwill	223,359	(76,887)				146,472
Deferred financing costs	3,807	—		(3,807)	d	—
Other long-term assets	2,090	(1,740)				350
Total assets	$726,233	$(178,222)	$283,000	$(347,917)	a,b,d	$483,094
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$1,850	$—		$(1,850)	d	$—
Accounts payable	19,879	(2,590)		(657)	a	16,632
Accrued liabilities	17,523	(7,012)		(28)	b,d	10,483
Income taxes payable	1,316	1,213	$105,825	(105,825)	b,c	2,529
Deferred revenue	6,152	(5,856)				296
Total current liabilities	46,720	(14,245)	105,825	(108,360)	a	29,940
Long-term debt, less current portion	235,750	—		(235,750)	d	—
Deferred tax liabilities	86,289	(32,221)				54,068
Other long-term liabilities	2,337	(79)				2,258
Total liabilities	371,096	(46,545)	105,825	(344,110)	a	86,266
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity
Preferred stock, $0.01 par value, 20,000,000 shares authorized; no shares issued and outstanding	—					—
Common stock, $0.01 par value, 200,000,000 shares authorized; 41,516,391 issued and outstanding	409					409
Additional paid-in capital	225,996		1,203		e	227,199
Retained earnings	125,066	(129,735)	175,972	(3,807)	b,d,e	167,496
Accumulated other comprehensive income, net	3,666	(1,942)				1,724
Total stockholders’ equity	355,137	(131,677)	177,175	(3,807)		396,828
Total liabilities and stockholders’ equity	$726,233	$(178,222)	$283,000	$(347,917)	a	$483,094

See accompanying notes to these pro forma condensed consolidated financial statements.

STR Holdings, Inc. and Subsidiaries

 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(unaudited)

All amounts in thousands except shares and per share amounts

	As Reported	QA Historical	Use of Proceeds	Notes	Pro Forma Total
Net sales — Solar	$139,655				$139,655
Net sales — Quality Assurance	55,671	$(55,671)		f	—
Total net sales	195,326	(55,671)			139,655
Cost of sales — Solar	86,492				86,492
Cost of sales — Quality Assurance	41,503	(41,503)		f	—
Total cost of sales	127,995	(41,503)			86,492
Gross profit	67,331	(14,168)		f	53,163
Selling, general and administrative expenses	29,872	(15,049)			14,823
Provision for bad debt expense	1,467	(427)			1,040
Earnings on equity-method investments	(8)	8			—
Operating income (loss)	36,000	1,300		f	37,300
Interest income	126	—			126
Interest expense	(5,605)	—	$5,605	g	—
Foreign currency transaction (loss) gain	(49)	198			149
Earnings from continuing operations before income tax expense	30,472	1,498	5,605	f	37,575
Income tax expense from continuing operations	9,922	274	1,962	i	12,158
Net earnings from continuing operations	$20,550	$1,224	$3,643	f	$25,417

Net earnings per share:
Basic	$0.50			h	$0.62
Diluted	$0.49			h	$0.60
Weighted-average shares outstanding:
Basic	40,821,482			h	40,821,482
Diluted	42,129,184			h	42,129,184

See accompanying notes to these pro forma consolidated financial statements.

STR Holdings, Inc. and Subsidiaries

 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(unaudited)

All amounts in thousands except shares and per share amounts

	As Reported	QA Historical	Use of Proceeds	Notes	Pro Forma Total
Net sales - Solar	$121,808				$121,808
Net sales - Quality Assurance	54,619	$(54,619)		f	—
Total net sales	176,427	(54,619)			121,808
Cost of sales - Solar	69,760				69,760
Cost of sales - Quality Assurance	37,216	(37,216)		f	—
Total cost of sales	106,976	(37,216)			69,760
Gross profit	69,451	(17,403)		f	52,048
Selling, general and administrative expenses	29,065	(16,841)			12,224
Provision for bad debt expense	743	(218)			525
Earnings on equity-method investments	(73)	73			—
Operating income	39,716	(417)		f	39,299
Interest income	64	—			64
Interest expense	(8,642)	—	$8,485	g	(157)
Foreign currency transaction gain	330	200			530
Unrealized gain on interest rate swap	2,662	—	(2,662)	g	—
Earnings from continuing operations before income tax expense	34,130	(217)	5,823	f	39,736
Income tax expense from continuing operations	11,344	(75)	2,038	i	13,307
Net earnings from continuing operations	$22,786	$(142)	$3,785	f	$26,429

Net earnings per share:
Basic	$0.57			h	$0.66
Diluted	$0.55			h	$0.63
Weighted-average shares outstanding:
Basic	40,218,559			h	40,218,559
Diluted	41,743,168			h	41,743,168

See accompanying notes to these pro forma condensed consolidated financial statements.

STR Holdings, Inc. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(unaudited)

All amounts in thousands except shares and per share amounts

	As Reported	QA Historical	Use of Proceeds	Notes	Pro Forma Total
Net sales - Solar	$259,200				$259,200
Net sales - Quality Assurance	112,629	$(112,629)		f	—
Total net sales	371,829	(112,629)			259,200
Cost of sales - Solar	151,824				151,824
Cost of sales - Quality Assurance	75,934	(75,934)		f	—
Total cost of sales	227,758	(75,934)			151,824
Gross profit	144,071	(36,695)		f	107,376
Selling, general and administrative expenses	58,045	(33,135)			24,910
Provision for bad debt expense	494	(384)			110
Earnings on equity-method investments	(168)	168			—
Operating income	85,700	(3,344)		f	82,356
Interest income	111	—			111
Interest expense	(15,784)	—	$15,630	g	(154)
Foreign currency transaction (loss) gain	(208)	647			439
Unrealized gain on interest rate swap	4,018	—	(4,018)	g	—
Earnings from continuing operations before income tax expense	73,837	(2,697)	11,612	f	82,752
Income tax expense from continuing operations	24,526	(1,525)	4,064	i	27,065
Net earnings from continuing operations	$49,311	$(1,172)	$7,548	f	$55,687

Net earnings per share:
Basic	$1.22			h	$1.38
Diluted	$1.17			h	$1.32
Weighted-average shares outstanding:
Basic	40,302,509			h	40,302,509
Diluted	42,126,502			h	42,126,502

See accompanying notes to these pro forma condensed consolidated financial statements.

STR Holdings, Inc. and Subsidiaries

 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(unaudited)

All amounts in thousands except shares and per share amounts

	As Reported	QA Historical	Notes	Pro Forma Total
Net sales - Solar	$149,521			$149,521
Net sales - Quality Assurance	115,424	$(115,424)	f	—
Total net sales	264,945	(115,424)		149,521
Cost of sales - Solar	91,213			91,213
Cost of sales - Quality Assurance	75,759	(75,759)	f	—
Total cost of sales	166,972	(75,759)		91,213
Gross profit	97,973	(39,665)	f	58,308
Selling, general and administrative expenses	48,785	(28,554)		20,231
Provision for bad debt expense	1,403	(197)		1,206
Earnings on equity-method investments	(317)	317		—
Operating income	48,102	(11,231)	f	36,871
Interest income	136	—		136
Interest expense	(17,068)	—		(17,068)
Foreign currency transaction loss	(134)	(264)		(398)
Unrealized gain on interest rate swap	1,995	—		1,995
Earnings from continuing operations before income tax expense	33,031	(11,495)	f	21,536
Income tax expense from continuing operations	10,042	(4,108)	i	5,934
Net earnings from continuing operations	$22,989	$(7,387)	f	$15,602

Net earnings per share:
Basic	$0.63		h	$0.43
Diluted	$0.61		h	$0.42
Weighted-average shares outstanding:
Basic	36,638,402		h	36,638,402
Diluted	37,514,790		h	37,514,790

See accompanying notes to these pro forma condensed consolidated financial statements.

STR Holdings, Inc. and Subsidiaries

 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(unaudited)

All amounts in thousands except shares and per share amounts

	As Reported	QA Historical	Notes	Pro Forma Total
Net sales - Solar	$182,311			$182,311
Net sales - Quality Assurance	106,267	$(106,267)	f	—
Total net sales	288,578	(106,267)		182,311
Cost of sales - Solar	103,717			103,717
Cost of sales - Quality Assurance	70,930	(70,930)	f	—
Total cost of sales	174,647	(70,930)		103,717
Gross profit	113,931	(35,337)	f	78,594
Selling, general and administrative expenses	41,592	(26,438)		15,154
Provision for bad debt expense	1,950	(894)		1,056
Earnings on equity-method investments	(178)	178		—
Operating income	70,567	(8,183)	f	62,384
Interest income	249	—		249
Interest expense	(20,809)	—		(20,809)
Foreign currency transaction loss	(1,007)	804		(203)
Unrealized loss on interest rate swap	(3,025)	—		(3,025)
Earnings from continuing operations before income tax expense	45,975	(7,379)	f	38,596
Income tax expense from continuing operations	17,870	(3,021)	i	14,849
Net earnings from continuing operations	$28,105	$(4,358)	f	$23,747

Net earnings per share:
Basic	$0.78		h	$0.66
Diluted	$0.75		h	$0.63
Weighted-average shares outstanding:
Basic	36,083,982		h	36,083,982
Diluted	37,411,765		h	37,411,765

See accompanying notes to these pro forma condensed consolidated financial statements.

STR Holdings, Inc. and Subsidiaries

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1.              Basis of Presentation

The unaudited pro forma condensed consolidated financial information gives effect to the sale of 100% of the equity interests of the Company’s Quality Assurance (“QA”) business to Underwriters Laboratories, Inc. (the “Buyer”) in exchange for approximately $283 million in cash, inclusive of $8 million of cash transferred (the “Transaction”). The Company will account for the disposition as discontinued operations in its consolidated financial statements in accordance with ASC 250-20 - Presentation of Financial Statements - Discontinued Operations for financial reporting purposes beginning with the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2011.

During the periods presented, the QA business was operated as an operating segment within the Company. As such, the Company did not maintain separate, stand-alone financial statements for the QA business. Accordingly, the financial information of the QA business has been prepared from the historical accounting records of the Company and does not purport to reflect a balance sheet and statement of operations that would have resulted if the QA business had been a separate, stand-alone company.  As an operating segment of the Company, the QA business was dependent upon the Company for all of its working capital and financing requirements.

The unaudited pro forma condensed consolidated financial statements and these accompanying notes should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

2.              Unaudited Pro Forma Condensed Consolidated Financial Statement Adjustments

The unaudited pro forma condensed consolidated balance sheet adjustments for the six months ended June 30, 2011 related to the Transaction are as follows:

(a)                                        To reflect the removal of the QA business, the pro forma condensed consolidated balance sheet was computed assuming the Transaction was consummated on June 30, 2011, and to include adjustments that give effect to events that are related to the Transaction and are factually supportable regardless of whether they have a continuing impact or are non-recurring.

(b)                                       To reflect net cash paid related to the sale. The net cash paid related to the sale is summarized as follows (in thousands):

Sale proceeds	$283,000
Repayment of debt and interest	(237,628)
Accrued transaction expenses	(657)
Taxes payable on sale transaction and repatriation of cash from foreign locations	(105,825)
Net use of cash	$(61,110)

(c)                                        To reflect the estimated pro forma gain on sale. The pro forma gain on sale of the assets is composed of the following (in thousands):

June 30, 2011
Gross sale price, including liabilities assumed by buyer	$283,000
Less transaction expenses*	(867)
Proceeds, net of expenses	282,133
Book value of net assets sold**	162,259
Gain on sale of assets, prior to income tax effect	119,874
Income tax expense	74,376
Gain on sale of assets, net of income taxes	$45,478

*            This amount includes $210 of transaction expenses that have been paid through June 30, 2011.

**     The book value excludes the net deferred tax liability as after the closing of the Transaction that amount will be credited to the Company’s tax expense and includes the transaction expenses of $867.

The actual gain on sale that will be recognized in the Company’s consolidated balance sheet is subject to adjustment. In addition, the Company has elected to treat the stock sale of QA as an asset sale for tax purposes.

(d)                                       The outstanding debt and accrued interest that is included in the pro forma condensed consolidated balance sheet that will be repaid is as follows (in thousands):

First Lien Credit Agreement	$162,600
Second Lien Credit Agreement	75,000
Accrued Interest on Credit Agreements above	28
Cash used to repay debt and accrued interest	$237,628

As a result of closing on the sale of the QA business, the Company will trigger non compliance with certain debt covenants that requires the repayment of all debt outstanding at that time. Accordingly, the Company is showing the effects of such transaction utilizing the June 30, 2011 balances of the debt and related interest (at June 30, 2011, the weighted-average interest rate under the Company’s credit facilities was 4.11%). As a result of paying off all the existing debt, the Company has also reflected a write-off of $3.8 million for the remaining unamortized deferred financing costs associated with such loan agreements with the offset being reflected as a charge against retained earnings.

(e)                                        To reflect the stock-based compensation charge of $1.2 million related to the accelerated vesting of equity awards held by certain QA employees which will vest immediately upon sale.

The unaudited condensed consolidated pro forma statement of operations adjustments for the six months ended June 30, 2011, June 30, 2010 and for the fiscal years ended December 31, 2010, 2009 and 2008 related to the Transaction are as follows:

(f)                                          To reflect the removal of the QA business, the pro forma condensed consolidated statement of operations is computed assuming the sale transaction was consummated on January 1, 2008, and to include adjustments that give effect to events that are related to the Transaction and are factually supportable and are expected to have a continuing impact. Adjustments which are non-recurring in nature have been disclosed below. Refer to footnote (i).

(g)                                       To reflect the pro forma reduction in interest expense and the unrealized gain on the interest rate swap, and amortization of the deferred financing costs assuming the debt was repaid in full as of January 1, 2010. As such the adjustment reflects the:

•                  reversal of the interest expense and amortization of deferred financing costs in the respective period; and

•                  reversal of the unrealized gain on the interest rate swap in the respective period, which was required by the terms of the First Lien and Second Lien debt agreements.

The summary of this adjustment in the respective periods presented is as follows (in thousands):

Adjustment to Interest Expense:	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010	Year Ended December 31, 2010

Interest expense, assuming the secured lenders were repaid as of January 1, 2010	$5,605	$8,485	$15,630

Removal of unrealized gain on interest rate swap:	—	$2,662	$4,018

The Company was required under the terms of both its First Lien and Second Lien debt agreements to fix its interest costs on at least 50% of its funded indebtedness for a minimum of three years to economically hedge against the potential rise in interest rates. Effective September 13, 2007, the Company entered into an interest rate swap contract for $200 million notional principal amount of its variable rate debt. The notional principal amount decreased to $130 million on October 1, 2008 and the contract expired on September 30, 2010. The interest rate swap was not designated by the Company as a cash flow hedge under ASC 815-10 - Accounting for Derivative Instruments and Hedging Activities, as amended. As a result, a change in the fair value of the swap of $2.7 million and $4.0 million was recorded in the Company’s condensed consolidated statements of operations and comprehensive income for the six months ended June 30, 2010 and the year ended December 31, 2010, respectively. The unrealized gain on the interest rate swap has been removed from continuing operations in these pro forma condensed consolidated statements of operations as the interest rate swap was required by the terms of the debt agreements which have been paid in full.

(h)                                       The calculation of pro forma basic and diluted earnings per share for the respective periods presented is as follows:

	Six Months Ended June 30,		Years Ended December 31,
	2011	2010	2010	2009	2008
Basic and diluted net earnings per share
Numerator:
Net earnings from continuing operations	$25,417	$26,429	$55,687	$15,602	$23,747
Denominator:
Weighted-average shares outstanding	40,821,482	40,218,559	40,302,509	36,638,402	36,083,982
Weighted-average shares outstanding with dilution	42,129,184	41,743,168	42,126,502	37,514,790	37,411,765
Basic earnings per share	$0.62	$0.66	$1.38	$0.43	$0.66
Diluted earnings per share	$0.60	$0.63	$1.32	$0.42	$0.63

The Company is presenting earnings per share utilizing the pro forma calculated net earnings from continuing operations and computing against the originally disclosed weighted-average share calculation for both basic and diluted shares outstanding in the periods presented as such shares were calculated using the treasury method, which assumed conversion of options and restricted share units for both continued and discontinued operations. No adjustments have been made to the historical weighted-average shares outstanding used in the computation of either basic or diluted earnings per share in the respective period as it is expected that no change in the actual shares outstanding of the Company will result from the Transaction in the foreseeable future.

(i)                                           Income tax expense related to the effects of footnote (g) have been calculated utilizing the QA business’s statutory federal tax rate of 35%.

(j)                                           The following items were not included as adjustments to the unaudited pro forma condensed consolidated statement of operations as they are non-recurring in nature:

a.               The write-off of the unamortized deferred financing costs attributable to the debt.

b.              The gain on sale of approximately $45 million (net of tax expense of approximately $74 million) was not reflected in the unaudited pro forma consolidated condensed statement of operations.

c.               The accelerated vesting charge of approximately $1 million that we will recognize as the equity awards held by certain Quality Assurance employees will immediately vest upon sale.